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                                                                    EXHIBIT 10.6

                         POWERWAVE TECHNOLOGIES, INC.

                      RESTRICTED STOCK PURCHASE AGREEMENT


     THIS RESTRICTED STOCK PURCHASE AGREEMENT (the "Agreement") is entered into as of this ______ day of __________ , 19___, between ______________________
(hereinafter referred to as "Purchaser"), and POWERWAVE TECHNOLOGIES, INC., a Delaware corporation (hereinafter referred to as the "Company"), pursuant to the Company's 1996 Incentive Plan (the "Plan").


                               R E C I T A L S :
                               - - - - - - - -

          A. Purchaser is an employee, director, consultant or other person who provides services to the Company or a parent or subsidiary of the Company, as those terms are defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (a "Service Provider"), and in connection therewith has rendered services for and on behalf of the Company.

          B. The Company desires to issue shares of common stock to Purchaser for the consideration set forth herein to provide an incentive for Purchaser to remain a Service Provider of the Company and to exert added effort towards its growth and success.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the parties agree as follows:


     1.   ISSUANCE OF SHARES.  The Company hereby offers to issue to Purchaser
          ------------------
an aggregate of _____________ (_____ ) shares of the Common Stock, without par value, of the Company (the "Shares") on the terms and conditions herein set forth. Unless this offer is earlier revoked in writing by the Company, Purchaser shall have ten (10) days from the date of the delivery of this Agreement to Purchaser to accept the offer of the Company by executing and delivering to the Company two copies of this Agreement, without condition or reservation of any kind whatsoever, together with the consideration to be delivered by Purchaser pursuant to Section 2 below.

     2.   CONSIDERATION.  The purchase price for the Shares shall be $_____
          -------------
per share, or $________ in the aggregate, which shall be paid by the delivery of Purchaser's check payable to the Company.

     3.   VESTING OF SHARES.  The Shares acquired hereunder shall vest and
          -----------------
become "Vested Shares" as follows:
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

              On or After:                              The Shares Shall Be Vested As To:
              -----------                               --------------------------------
     (i)   the first anniversary of this Agreement:                    ___% of the Shares
     (ii)  the second anniversary of this Agreement:    an additional  ___% of the Shares
     (iii) the third anniversary of this Agreement:     an additional  ___% of the Shares
     (iv)  the fourth anniversary of this Agreement:    an additional  ___% of the Shares

Shares which have not yet become vested are herein called "Unvested Shares." No additional shares shall vest after the date of termination of Purchaser's "Continuous Service" (as defined below). Notwithstanding the foregoing, the Shares shall become immediately and fully vested immediately prior to the consummation of a Change in Control that is not approved by a majority of the Continuing Directors. As used herein, the term "Continuous Service" means (i) employment by either the Company or any parent or subsidiary corporation of the Company, which is uninterrupted except for vacations, illness (except for permanent disability, as defined in Section 22(e)(3) of the Code) or leaves of absence which are approved in writing by the Company or any of such other employer corporations, if applicable, (ii) service as a member of the Board of Directors of the Company, or (iii) so long as Purchaser is engaged as a consultant or service provider to the Company.

     4.   RECONVEYANCE UPON TERMINATION OF SERVICE.
          ----------------------------------------

          (a) RECONVEYANCE OPTION.  If at any time prior to five (5) years from
              -------------------
the date of issuance of the Shares (the "Grant Date"), Purchaser should cease to be a Service Provider of the Company or a parent or its subsidiaries, for any reason (hereinafter referred to as the "Termination Date"), the Company shall have the option to acquire (hereinafter referred to as the "Reconveyance Option") from Purchaser all or part of the unvested Shares.

          (b) CONSIDERATION FOR RECONVEYANCE OPTION.  The Company shall pay
              -------------------------------------
Purchaser as consideration for the unvested Shares to be acquired upon exercise of the Reconveyance Option the original purchase price paid by Purchaser.

          (c) PROCEDURE FOR EXERCISE OF RECONVEYANCE OPTION.  The Company shall
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have the right to exercise the Reconveyance Option by acquiring all or any part of the Shares subject to the Reconveyance Option by delivery to Purchaser and/or any other person obligated to transfer the Shares written notice of election to purchase the Shares or any portion thereof within sixty (60) days following the Termination Date. Such written notice shall indicate the number of Shares to be purchased by the Company. In the event that the Company does not elect to exercise the Reconveyance Option as to all or part of the Shares under the provisions of this Section 4 by written notice to Purchaser within the period specified above, the Reconveyance Option shall expire as to all Shares which the Company has not elected to acquire.

          (d) NOTIFICATION AND SETTLEMENT.  In the event that the Company has
              ---------------------------
elected to exercise the Reconveyance Option as to part or all of the Shares within the period described above, Purchaser or such other person shall deliver to the Company certificate(s) representing the Shares to be acquired by the Company within thirty (30) days following the date of the notice from the Company. The Company shall deliver to Purchaser against delivery of the Shares, checks of the Company payable to Purchaser and/or any other person obligated to transfer the

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Shares in the aggregate amount of the purchase price to be paid as set forth in paragraph (b) above.

          (e) DEPOSIT OF UNVESTED SHARES.  Purchaser shall deposit with the
              --------------------------
Company certificates representing the unvested Shares, together with a duly executed stock assignment separate from certificate in blank, which shall be held by the Secretary of the Company. Purchaser shall be entitled to vote and to receive dividends and distributions on all such deposited Shares.

          (f) TERMINATION.  The provisions of this Section 4 shall automatically
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terminate and the Shares shall not be subject to the Reconveyance Option upon the consummation of a Change in Control that is not approved by a majority of the Continuing Directors. In the event of a Change in Control not so approved, the provisions of this Section 4 shall likewise terminate upon the consummation of such transaction unless provision is made in writing in connection with such transaction for the continuance or assumption of this Agreement or the substitution for this Agreement of a new agreement of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and the purchase price, in which event this Agreement or the new agreement substituted therefor shall continue in the manner and under the terms so provided. If such provision is not made in such transaction, then the Administrator shall cause written notice of the proposed transaction to be given to Purchaser not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction, and the Shares, if not already fully vested, shall concurrent with and conditioned upon the effective date of the proposed transaction, be accelerated and become fully vested at such time.

     5.   RIGHT OF FIRST REFUSAL.
          ----------------------

          (a) The Shares acquired pursuant to this Agreement which are subject to the Reconveyance Option may be sold by the Purchaser only in compliance with the provisions of this Section 5, and subject in all cases to compliance with the provisions of Section 6 hereof. Prior to any intended sale, Purchaser shall first give written notice (the "Offer Notice") to the Company specifying (i) his or her bona fide intention to sell or otherwise transfer such Shares, (ii) the name and address of the proposed purchaser(s), (iii) the number of Shares the Purchaser proposes to sell (the "Offered Shares"), (iv) the price for which he or she proposes to sell the Offered Shares, and (v) all other material terms and conditions of the proposed sale.

          (b) Within 30 days after receipt of the Offer Notice, the Company or its nominee(s) may elect to purchase all or any portion of the Offered Shares at the price and on the terms and conditions set forth in the Offer Notice by delivery of written notice (the "Acceptance Notice") to the Purchaser specifying the number of Offered Shares that the Company or its nominee(s) elect to purchase. Within 15 days after delivery of the Acceptance Notice to the Purchaser, the Company and/or its nominee(s) shall deliver to the Purchaser a check in the amount of the purchase price of the Offered Shares to be purchased pursuant to this Section 5, against delivery by the Purchaser of a certificate or certificates representing the Offered Shares to be purchased, duly endorsed for transfer to the Company or such nominee(s), as the case may be. However,
(i) should the purchase price specified in the Offered Notice be payable in property other than cash or evidences of indebtedness, the Company or its nominee(s) shall have

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the right to pay the purchase price in the form of cash equal in amount to the value of such property, and (ii) if there is no purchase price for the intended disposition, the Company or its nominee(s) shall have the right to purchase any or all of the Offered Shares for a purchase price in the form of cash equal in amount to the value of such Offered Shares. If the Purchaser and the Company or its nominee(s) cannot agree on such cash value within ten (10) days after the Company's receipt of the Offer Notice, the valuation shall be made by an appraiser of recognized standing selected by the Purchaser and the Company or its nominee(s) or, if they cannot agree on an appraiser within ten (10) days after the Company's receipt of such notice, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value.

          (c) If the Company and/or its nominee(s) do not elect to purchase all of the Offered Shares, the Purchaser shall be entitled to sell the balance of the Offered Shares to the purchaser(s) named in the Offer Notice at the price specified in the Offer Notice or at a higher price and on the terms and conditions set forth in the Offer Notice; provided, however, that any such sale or disposition must not be effected in contravention of the representations made by the Purchaser in Section 6 of this Agreement. Such sale or other transfer must be consummated within 60 days from the date of the Offer Notice and any proposed sale after such 60-day period may be made only by again complying with the procedures set forth in this Section 5.

          (d) The Purchaser may transfer all or any portion of the Shares to a trust established for the sole benefit of the Purchaser and/or his or her spouse or children without such transfer being subject to the right of first refusal set forth in this Section 5, provided that the Shares so transferred shall remain subject to the terms and conditions of this Agreement and no further transfer of such Shares may be made without complying with the provisions of this Section 5.

          (e) Any transferee of the Shares pursuant to this Section 5, shall hold the Shares subject to the terms and conditions of this Agreement and no further transfer of the Shares may be made without complying with the provisions of this Section 5.

          (f) Until such time as the Company's right of first refusal lapses and ceases to have effect pursuant to the provisions of Section 5(e), the stock certificates for the Shares purchased pursuant to this Agreement shall be endorsed with the following legend:

     THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR ENCUMBERED, EXCEPT IN CONFORMITY WITH THE TERMS OF A RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR HIS PREDECESSOR IN INTEREST). SUCH AGREEMENT GRANTS CERTAIN RIGHTS OF FIRST REFUSAL TO THE COMPANY (OR ITS NOMINEE(S)) UPON THE SALE, ASSIGNMENT, TRANSFER, PLEDGE OR ENCUMBRANCE OF THE SHARES. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

     6.   ADJUSTMENTS UPON CHANGES IN CAPITAL STRUCTURE.  In the event that the
          ---------------------------------------------
outstanding Shares of Common Stock of the Company are hereafter increased or decreased or

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changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, combination of shares, reclassification, stock dividend, or other change in the capital structure of the Company, then Purchaser shall be entitled to new or additional or different shares of stock or securities, in order to preserve, as nearly as practical, but not to increase, the benefits of Purchaser under this Agreement, in accordance with the provisions of Section 4.2 of the Plan. Such new, additional or different shares shall be deemed "Shares" for purposes of this Agreement and subject to all of the terms and conditions hereof.

     7.   SHARES FREE AND CLEAR.  All Shares purchased by the Company pursuant
          ---------------------
to this Agreement shall be delivered by Purchaser free and clear of all claims, liens and encumbrances of every nature (except the provisions of this Agreement and any conditions concerning the Shares relating to compliance with applicable federal or state securities laws), and the purchaser thereof shall acquire full and complete title and right to all of the shares, free and clear of any claims, liens and encumbrances of every nature (again except for the provisions of this Agreement and such securities laws).

     8.   LIMITATION OF COMPANY'S LIABILITY FOR NONISSUANCE.  The Company agrees
          -------------------------------------------------
to use its reasonable best efforts to obtain from any applicable regulatory agency such authority or approval as may be required in order to issue and sell the Shares to Purchaser pursuant to this Agreement. Inability of the Company to obtain, from any such regulatory agency, authority or approval deemed by the Company's counsel to be necessary for the lawful issuance and sale of the Shares hereunder and under the Plan shall relieve the Company of any liability in respect of the nonissuance or sale of such Shares as to which such requisite authority or approval shall not have been obtained.

     9.   NOTICES.  All notices, requests, consents and other communications
          -------
hereunder shall be in writing and shall be deemed to have been duly given when personally delivered or three (3) days after being mailed, by United States certified or registered mail, prepaid, to the parties or their assignees at the addresses set forth opposite their signatures below (or such other address as shall be given in writing by either party to the other).

     10.  BINDING OBLIGATIONS.  All covenants and agreements herein contained by
          -------------------
or on behalf of any of the parties hereto shall bind and inure to the benefit of the parties hereto and their permitted successors and assigns.

     11.  CAPTIONS AND SECTION HEADINGS.  Captions and section headings used
          -----------------------------
herein are for convenience only, and are not part of this Agreement and shall not be used in construing it.

     12.  AMENDMENT.  This Agreement may not be amended, waived, discharged, or
          ---------
terminated other than by written agreement of the parties.

     13.  ENTIRE AGREEMENT.  This Agreement and the Plan constitute the entire
          ----------------
agreement between the parties with respect to the subject matter hereof and supersede all prior or contemporaneous written or oral agreements and understandings of the parties, either express or implied.

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     14.  ASSIGNMENT.  No party hereto shall have the right, without the prior
          ----------
written consent of the other party, to sell, assign, mortgage, pledge or otherwise transfer any interest or right created hereby. This Agreement is made solely for the benefit of the parties hereto, and no other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement.

     15.  SEVERABILITY.  Should any provision or portion of this Agreement be
          ------------
held to be unenforceable or invalid for any reason, the remaining provisions and portions of this Agreement shall be unaffected by such holding.

     16.  COUNTERPARTS.  This Agreement may be executed in one or more
          ------------
counterparts, all of which taken together shall constitute one agreement and any party hereto may execute this Agreement by signing any such counterpart. This Agreement shall be binding upon Purchaser and the Company at such time as the Agreement, in counterpart or otherwise, is executed by Purchaser and the Company.

     17.  APPLICABLE LAW.  This Agreement shall be construed under, and enforced
          --------------
in accordance with and governed by the laws of the State of California.

     18.  NO AGREEMENT TO EMPLOY. Nothing in this Agreement shall affect any
          ----------------------
right with respect to continuance of employment by the Company or any of its subsidiaries. The right of the Company or any of its subsidiaries to terminate at will the Purchaser's employment at any time (whether by dismissal, discharge or otherwise), with or without cause, is specifically reserved, subject to any other written employment agreement to which the Company and Purchaser may be a party.

     19.  MARKET STANDOFF AGREEMENT.  Optionee agrees in connection with any
          -------------------------
registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Optionee will not sell or otherwise dispose of any Purchased Shares without the prior written consent of the Company or such underwriters, as the case may be, for a period of time (not to exceed 180 days) from the effective date of such registration as the Company or the underwriters may specify.

     20.  TAX ELECTIONS.  Purchaser acknowledges that Purchaser has considered
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the advisability of all tax elections in connection with the purchase of the
Shares hereunder, including the making of an election under Section 83(b) under the Internal Revenue Code of 1986, as amended, and that the Company has no responsibility for the making of any such election.

     21.  ATTORNEYS' FEES.  If any party shall bring an action in law or equity
          ---------------
against another to enforce or interpret any of the terms, covenants and provisions of this Agreement, the prevailing party in such action shall be entitled to recover reasonable attorneys' fees and costs.

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

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    THE COMPANY:

                                    POWERWAVE TECHNOLOGIES, INC.

                                    By:
                                        -----------------------------
                                    Name:
                                          ---------------------------
                                    Title:
                                           --------------------------

                                    PURCHASER:


                                    ---------------------------------

                                    ---------------------------------
                                                   (print name)

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                      CONSENT AND RATIFICATION OF SPOUSE



     The undersigned, the spouse of _____________________, a party to the attached Restricted Stock Purchase Agreement (the "Agreement"), dated as of _______________, hereby consents to the execution of said Agreement by such party; and ratifies, approves, confirms and adopts said Agreement, and agrees to be bound by each and every term and condition thereof as if the undersigned had been a signatory to said Agreement, with respect to the Shares (as defined in the Agreement) made the subject of said Agreement in which the undersigned has an interest, including any community property interest therein.

     I also acknowledge that I have been advised to obtain independent counsel to represent my interests with respect to this Agreement but that I have declined to do so and I hereby expressly waive my right to such independent counsel.


Date: _______________________               ______________________________


                                            ______________________________
                                                      (Print Name)

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